Exhibit 99.2

REACHLOCAL, INC.

UNAUDITED RECONCILIATION OF PRO-FORMA FINANCIAL INFORMATION EXCLUDING THE UNITED KINGDOM

(in thousands)

	Three Months Ended			Three Months Ended
	March 31, 2015			March 31, 2014

	As Reported	United Kingdom	Pro-Forma	As Reported	United Kingdom	Pro-Forma
Revenue by Channel (North America) (1):
Direct Local	$45,926	-	$45,926	$56,264	-	$56,264
National Brands, Agencies and Resellers (NBAR)	17,573	-	17,573	20,824	-	20,824

Revenue by Channel (International):
Direct Local	32,809	6,496	26,313	42,303	10,432	31,871
National Brands, Agencies and Resellers (NBAR)	3,255	294	2,961	5,345	818	4,527

Consolidated Revenue	$99,563	6,790	$92,773	$124,736	11,250	$113,486

Consolidated Adjusted EBITDA (2)	$(3,785)	(1,913)	$(1,872)	$2,261	905	$1,356

	Three Months Ended			Three Months Ended
	June 30, 2015			June 30, 2014

	As Reported	United Kingdom	Pro-Forma	As Reported	United Kingdom	Pro-Forma
Revenue by Channel (North America) (1):
Direct Local	$46,189	-	$46,189	$54,944	-	$54,944
National Brands, Agencies and Resellers (NBAR)	17,787	-	17,787	22,024	-	22,024

Revenue by Channel (International):
Direct Local	31,085	6,380	24,705	42,218	8,215	34,003
National Brands, Agencies and Resellers (NBAR)	3,715	187	3,528	4,367	683	3,684

Consolidated Revenue	$98,776	6,567	$92,209	$123,553	8,898	$114,655

Consolidated Adjusted EBITDA (2)	$715	(22)	$737	$(1,904)	(1,753)	$(151)

	Three Months Ended			Three Months Ended
	September 30, 2015			September 30, 2014

	As Reported	United Kingdom	Pro-Forma	As Reported	United Kingdom	Pro-Forma
Revenue by Channel (North America) (1):
Direct Local	$45,007	-	$45,007	$49,842	-	$49,842
National Brands, Agencies and Resellers (NBAR)	17,276	-	17,276	21,438	-	21,438

Revenue by Channel (International):
Direct Local	28,580	6,703	21,877	42,072	8,177	33,895
National Brands, Agencies and Resellers (NBAR)	4,419	161	4,258	4,271	530	3,741

Consolidated Revenue	$95,282	6,864	$88,418	$117,623	8,707	$108,916

Consolidated Adjusted EBITDA (2)	$1,629	32	$1,597	$(3,843)	(559)	$(3,284)

	Three Months Ended
	December 31, 2014

	As Reported	United Kingdom	Pro-Forma
Revenue by Channel (North America) (1):
Direct Local	$47,408	-	$47,408
National Brands, Agencies and Resellers (NBAR)	20,351	-	20,351

Revenue by Channel (International):
Direct Local	37,771	7,226	30,545
National Brands, Agencies and Resellers (NBAR)	3,479	360	3,119

Consolidated Revenue	$109,009	7,586	$101,423

Consolidated Adjusted EBITDA (2)	$(5,924)	(1,521)	$(4,403)

	Nine Months Ended			Nine Months Ended
	September 30, 2015			September 30, 2014

	As Reported	United Kingdom	Pro-Forma	As Reported	United Kingdom	Pro-Forma
Revenue by Channel (North America) (1):
Direct Local	$137,118	-	$137,118	$161,050	-	$161,050
National Brands, Agencies and Resellers (NBAR)	52,639	-	52,639	64,286	-	64,286

Revenue by Channel (International):
Direct Local	92,474	19,578	72,896	126,593	26,824	99,769
National Brands, Agencies and Resellers (NBAR)	11,389	642	10,747	13,983	2,031	11,952

Consolidated Revenue	$293,620	20,220	$273,400	$365,912	28,855	$337,057

Consolidated Adjusted EBITDA (2)	$(1,442)	(1,903)	$461	$(3,486)	(1,407)	$(2,079)

(1) North America includes the United States and Canada. International includes all other countries.

(2) Adjusted EBITDA is defined as net income (loss) from continuing operations before interest, income taxes, depreciation and amortization expenses, excluding, when applicable, stock-based compensation, the effects of accounting for business combinations (including any impairment of acquired intangibles and goodwill), restructuring charges, and other non-operating income or expense.

REACHLOCAL, INC.

UNAUDITED RECONCILIATION OF PRO-FORMA FINANCIAL INFORMATION EXCLUDING THE UNITED KINGDOM

(in thousands)

	Three Months Ended			Three Months Ended
	March 31, 2015			March 31, 2014

	As Reported	United Kingdom	Pro-Forma	As Reported	United Kingdom	Pro-Forma

Operating loss	$(12,527)	(1,973)	$(10,554)	$(8,369)	828	$(9,197)
Add:			-			-
Depreciation and amortization	5,134	60	5,074	4,222	77	4,145
Stock-based compensation	2,146	-	2,146	4,571	-	4,571
Acquisition and integration costs	7	-	7	14	-	14
Restructuring charges	1,455	-	1,455	1,823	-	1,823
Adjusted EBITDA (1)	$(3,785)	(1,913)	$(1,872)	$2,261	905	$1,356

	Three Months Ended			Three Months Ended
	June 30, 2015			June 30, 2014

	As Reported	United Kingdom	Pro-Forma	As Reported	United Kingdom	Pro-Forma

Operating loss	$(9,785)	(174)	$(9,611)	$(11,626)	(1,828)	$(9,798)
Add:			-			-
Depreciation and amortization	5,149	58	5,091	4,018	75	3,943
Stock-based compensation	2,214	-	2,214	3,476	-	3,476
Acquisition and integration costs	4	-	4	2	-	2
Restructuring charges	3,133	94	3,039	2,226	-	2,226
Adjusted EBITDA (1)	$715	(22)	$737	$(1,904)	(1,753)	$(151)

	Three Months Ended			Three Months Ended
	September 30, 2015			September 30, 2014

	As Reported	United Kingdom	Pro-Forma	As Reported	United Kingdom	Pro-Forma

Operating loss	$(34,063)	(39)	$(34,024)	$(11,457)	(628)	$(10,829)
Add:						-
Depreciation and amortization	4,712	57	4,655	4,355	69	4,286
Stock-based compensation	2,195	-	2,195	2,671	-	2,671
Acquisition and integration costs	2	-	2	70	-	70
Restructuring charges	983	14	969	518	-	518
Impairment of goodwill	27,800	-	27,800	-	-	-
Adjusted EBITDA (1)	$1,629	32	$1,597	$(3,843)	(559)	$(3,284)

	Three Months Ended
	December 31, 2014

	As Reported	United Kingdom	Pro-Forma

Operating loss	$(14,660)	(1,620)	$(13,040)
Add:			-
Depreciation and amortization	4,799	61	4,738
Stock-based compensation	2,542	-	2,542
Acquisition and integration costs	35	-	35
Restructuring charges	1,360	38	1,322
Adjusted EBITDA (1)	$(5,924)	(1,521)	$(4,403)

	Nine Months Ended			Nine Months Ended
	September 30, 2015			September 30, 2014

	As Reported	United Kingdom	Pro-Forma	As Reported	United Kingdom	Pro-Forma

Operating loss	$(56,376)	(2,186)	$(54,190)	$(31,452)	(1,628)	$(29,824)
Add:
Depreciation and amortization	14,995	175	14,820	12,595	221	12,374
Stock-based compensation	6,556	-	6,556	10,718	-	10,718
Acquisition and integration costs	12	-	12	86	-	86
Restructuring charges	5,571	108	5,463	4,567	-	4,567
Impairment of goodwill	27,800	-	27,800	-	-	-
Adjusted EBITDA (1)	$(1,442)	(1,903)	$461	$(3,486)	(1,407)	$(2,079)

(1) Adjusted EBITDA is defined as net income (loss) from continuing operations before interest, income taxes, depreciation and amortization expenses, excluding, when applicable, stock-based compensation, the effects of accounting for business combinations (including any impairment of acquired intangibles and goodwill), restructuring charges, and other non-operating income or expense.